Dentsply Sirona to Host its Investor Day and Introduce Three-Year Financial Targets Charlotte, N.C., November 9, 2023 - DENTSPLY SIRONA Inc. (“Dentsply Sirona” or the "Company") (Nasdaq: XRAY) will host its Investor Day today at the Company’s headquarters in Charlotte, N.C. The event will begin at 8:30 AM ET. The event will include presentations from members of its executive management team, live Q&A, and panel discussions with commercial leaders and customers. As part of the event, the Company will introduce three-year financial targets including details of its plan to achieve adjusted EPS of $3.00 in 2026. The Company is also announcing that its Board of Directors has authorized an additional $1 billion share repurchase program. Investors and other interested parties will be able to access a live webcast, webcast replay, and a presentation related to the event by visiting the Investors section of the Dentsply Sirona website at https://investor.dentsplysirona.com. The Company does not provide forward-looking estimates on a GAAP basis, as certain information is not available without unreasonable effort and cannot be reasonably estimated. About Dentsply Sirona Dentsply Sirona is the world’s largest manufacturer of professional dental products and technologies, with over a century of innovation and service to the dental industry and patients worldwide. Dentsply Sirona develops, manufactures, and markets a comprehensive solutions offering, including dental and oral health products as well as other consumable medical devices under a strong portfolio of world- class brands. Dentsply Sirona’s products provide innovative, high-quality, and effective solutions to advance patient care and deliver better and safer dental care. Dentsply Sirona’s headquarters are located in Charlotte, North Carolina. The Company’s shares are listed in the United States on Nasdaq under the symbol XRAY. Visit www.dentsplysirona.com for more information about Dentsply Sirona and its products. Contact Information: Investors: Andrea Daley Vice President, Investor Relations +1-704-805-1293 InvestorRelations@dentsplysirona.com Press:

Marion Par-Weixlberger Vice President, Public Relations & Corporate Communications +43 676 848414588 marion.par-weixlberger@dentsplysirona.com

Forward-Looking Statements and Associated Risks This Press Release contains statements that do not directly and exclusively relate to historical facts which constitute forward-looking statements, including, statements and projections concerning, among other things, the expected timing, benefits and costs associated with the Company’s restructuring plan described in this Press Release. The Company’s forward-looking statements represent current expectations and beliefs and involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements and no assurance can be given that the results described in such forward-looking statements will be achieved. Investors are cautioned not to place undue reliance on such forward-looking statements which speak only as of the date they are made. The forward-looking statements are subject to numerous assumptions, risks and uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of our control. The Company does not undertake any obligation to release publicly any revisions to such forward- looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause the Company’s actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following: the Company’s ability to remain profitable in a very competitive marketplace, which depends upon the Company’s ability to differentiate its products and services from those of competitors; the Company’s failure to realize assumptions and projections which may result in the need to record additional impairment charges; the effect of changes to the Company’s distribution channels for its products and the failure of significant distributors of the Company to effectively manage their inventories; the Company’s ability to control costs and failure to realize expected benefits of cost reduction and restructuring efforts and the Company’s failure to anticipate and appropriately adapt to changes or trends within the rapidly changing dental industry. Investors should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, (“Risk Factors”) in the Company’s most recent Form 10-K, including any amendments thereto, and any updating information which may be contained in the Company’s other filings with the SEC, when reviewing any forward-looking statement. The Company notes these factors for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider either the foregoing lists, or the risks identified in the Company’s SEC f ilings, to be a complete discussion of all potential risks or uncertainties. Non-GAAP Financial Measures In addition to results determined in accordance with U.S. generally accepted accounting principles (“US GAAP”) the Company provides certain measures in this press release, described below, which are not calculated in accordance with US GAAP and therefore represent Non-GAAP measures. These Non- GAAP measures may differ from those used by other companies and should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with US GAAP. These Non-GAAP measures are used by the Company to measure its performance and may differ from those used by other companies. Management believes that these Non-GAAP measures are helpful as they provide a measure of the results of operations, and are frequently used by investors and analysts to evaluate the Company’s performance exclusive of certain items that impact the comparability of results from period to period, and which may not be indicative of past or future performance of the Company. Organic Sales

The Company defines "organic sales" as the reported net sales adjusted for: (1) net sales from acquired businesses recorded prior to the first anniversary of the acquisition; (2) net sales attributable to disposed businesses or discontinued product lines in both the current and prior year periods; and (3) the impact of foreign currency changes, which is calculated by translating current period net sales using the comparable prior period's foreign currency exchange rates. Adjusted Operating Income and Margin Adjusted operating income is computed by excluding the following items from operating income (loss) as reported in accordance with US GAAP: (1) Business combination related costs and fair value adjustments. These adjustments include costs related to consummating and integrating acquired businesses, as well as net gains and losses related to the disposed businesses. In addition, this category includes the post- acquisition roll-off of fair value adjustments recorded related to business combinations, except for amortization expense of purchased intangible assets noted below. Although the Company is regularly engaged in activities to find and act on opportunities for strategic growth and enhancement of product offerings, the costs associated with these activities may vary significantly between periods based on the timing, size and complexity of acquisitions and as such may not be indicative of past and future performance of the Company. (2) Restructuring related charges and other costs. These adjustments include costs related to the implementation of restructuring initiatives, including but not limited to, severance costs, facility closure costs, and lease and contract termination costs, as well as related professional service costs associated with these restructuring initiatives and global transformation activity. The Company is continually seeking to take actions that could enhance its efficiency; consequently, restructuring charges may recur but are subject to significant fluctuations from period to period due to the varying levels of restructuring activity, and as such may not be indicative of past and future performance of the Company. Other costs include charges related to legal settlements, executive separation costs, and changes in accounting principle recorded within the period. This category also includes costs related to the recent investigations, related ongoing legal matters and associated remediation activities which primarily include legal, accounting and other professional service fees, as well as turnover and other employee-related costs. (3) Goodwill and intangible asset impairments. These adjustments include charges related to goodwill and intangible asset impairments. (4) Amortization of purchased intangible assets. This adjustment excludes the periodic amortization expense related to purchased intangible assets, which are recorded at fair value. Although these costs contribute to revenue generation and will recur in future periods, their amounts are significantly impacted by the timing and size of acquisitions, and as such may not be indicative of the future performance of the Company. (5) Fair value and credit risk adjustments. These adjustments include the non-cash mark-to- market changes in fair value associated with pension assets and obligations, and equity- method investments. Although these adjustments are recurring in nature, they are subject to significant fluctuations from period to period due to changes in the underlying assumptions and market conditions. The non-service component of pension expense is a recurring item, however it is subject to significant fluctuations from period to period due to changes in actuarial assumptions, interest rates, plan changes, settlements, curtailments, and other changes in facts and circumstances. As such, these items may not be indicative of past and future performance of the Company. Adjusted operating income margin is calculated by dividing adjusted gross profit by net sales. Adjusted Gross Profit and Margin Adjusted gross profit is computed by excluding from gross profit the impact any of the above adjustments that affect either sales or cost of sales, which are primarily comprised of certain portions of intangible asset amortization expense. Adjusted gross profit margin is calculated by dividing adjusted gross profit by net sales. Adjusted Net Income (Loss) Adjusted net income (loss) consists of net income (loss) as reported in accordance with US GAAP, adjusted to exclude the items identified above, as well as the related income tax impacts of those items. Additionally, net income is adjusted for other tax-related adjustments such as: discrete adjustments to valuation allowances and other uncertain tax positions, final settlement of income tax audits, discrete tax items resulting from the implementation of restructuring initiatives and the windfall or shortfall relating to exercise of employee share-based compensation, any difference between the interim and annual effective tax rate, and adjustments relating to prior periods. These adjustments are irregular in timing, and the variability in amounts may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes. Adjusted EBITDA and Margin In addition to the adjustments described above in arriving at adjusted net income, adjusted EBITDA is computed by further excluding any remaining interest expense, net, income tax expense, depreciation and amortization. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by net sales. Adjusted Earnings (Loss) Per Diluted Share Adjusted earnings (loss) (EPS) per diluted share is computed by dividing adjusted earnings (loss) attributable to Dentsply Sirona shareholders by the diluted weighted average number of common shares outstanding. Adjusted Free Cash Flow and Conversion The Company defines adjusted free cash flow as net cash provided by operating activities minus capital expenditures during the same period, and adjusted free cash flow conversion is defined as adjusted free cash flow divided by adjusted net income (loss). Management believes this Non-GAAP measure is important for use in evaluating the Company’s financial performance as it measures our ability to efficiently generate cash from our business operations relative to earnings. It should be considered in addition to, rather than as a substitute for, net income (loss) as a measure of our performance or net cash provided by operating activities as a measure of our liquidity.